UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 20, 2014

DARLING INGREDIENTS INC.
(Exact Name of Registrant as Specified in Charter)
(formerly Darling International Inc.)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 20, 2014, Darling Ingredients Inc. (the “Company”) will deliver an investor presentation that includes the material attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1. The information contained in this Current Report, including Exhibit 99.1, is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

This Current Report, including Exhibit 99.1, contains forward-looking statements regarding the business operations and prospects of Darling Ingredients Inc. and industry factors affecting it. These statements are identified by words such as “may,” “will,” “begin,” “look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum” and other words referring to events that may occur in the future. These statements reflect Darling Ingredient's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including the Company’s ability to successfully integrate and operate Rothsay and Darling Ingredients International, disturbances in world financial, credit, commodities, stock markets and climatic conditions; unanticipated changes in national and international regulations affecting the Company’s products; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; global demands for biofuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available raw materials selling prices for the Company’s products; risks related to diseases of animal origin affecting markets for the Company’s products; risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients Inc. and Valero Energy Corporation, including possible operating disruptions and marketing challenges; risks relating to possible third party claims of intellectual property infringement; continued or escalated conflict in the Middle East; and the Company’s relatively high level of indebtedness, each of which could cause actual results to differ materially from those indicated in the forward-looking statements. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Investor presentation material (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: May 20, 2014	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor presentation material (furnished pursuant to Item 7.01).

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